                                                                    Exhibit 99.1





NEWS RELEASE                                                       [NORTEL LOGO]

www.nortelnetworks.com

FOR IMMEDIATE RELEASE                                           NOVEMBER 7, 2002


For more information:

Investors:                              Media:
888-901-7286                            David Chamberlin                       Tina Warren
905-863-6049                            972-685-4648                           905-863-4702
investor@nortelnetworks.com             ddchamb@nortelnetworks.com             tinawarr@nortelnetworks.com
---------------------------             --------------------------             ---------------------------

NORTEL NETWORKS REVISES BREAKDOWN OF ENTERPRISE NETWORKS AND WIRELINE NETWORKS HISTORICAL SEGMENT REVENUES

TORONTO - Nortel Networks* Corporation [NYSE/TSX: NT] today announced a revised breakdown of historical revenues for its Wireline Networks and Enterprise Networks segments. As a result of a change effected in the third quarter of 2002 in the structure of its business, Nortel Networks first reported segment information that included a breakdown of revenues between the Wireline Networks and Enterprise Networks segments on October 17, 2002. Prior to that time, these two segments had formed a single segment in Nortel Networks financial statements. The breakdown of revenues between these two segments appeared in Nortel Networks Current Report on Form 8-K dated October 22, 2002.

The attached table includes a revised breakdown of historical revenues between the Wireline Networks and Enterprise Networks segments that reflects a reclassification for periods prior to the third quarter of 2002 of certain amounts between Wireline Networks and Enterprise Networks. Overall Nortel Networks consolidated revenues and revenues for the Wireless Networks and Optical Networks segments for the periods indicated were not impacted.

After giving effect to this reclassification, and compared to the second quarter of 2002, Enterprise Networks segment revenues decreased 3 percent, and Wireline Networks segment revenue decreased 18 percent, in the third quarter of 2002. Compared to the same period last year, Enterprise Networks segment revenues decreased 15 percent, and Wireline Networks segment revenues decreased 46 percent, in the third quarter of 2002.


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Nortel Networks is an industry leader and innovator focused on transforming how the world communicates and exchanges information. The Company is supplying its service provider and enterprise customers with communications technology and infrastructure to enable value-added IP data, voice and multimedia services spanning Wireless Networks, Wireline Networks, Enterprise Networks, and Optical Networks. As a global company, Nortel Networks does business in more than 150 countries. More information about Nortel Networks can be found on the Web at www.nortelnetworks.com.
----------------------

Certain information included in this press release is forward-looking and is subject to important risks and uncertainties. The results or events predicted in these statements may differ materially from actual results or events. Factors which could cause results or events to differ from current expectations include, among other things: the severity and duration of the industry adjustment; the sufficiency of our restructuring activities, including the potential for higher actual costs to be incurred in connection with restructuring actions compared to the estimated costs of such actions; fluctuations in operating results and general industry, economic and market conditions and growth rates; the ability to recruit and retain qualified employees; fluctuations in cash flow; the level of outstanding debt and debt ratings; the ability to meet financial covenants contained in our credit agreements; the ability to make acquisitions and/or integrate the operations and technologies of acquired businesses in an effective manner; the impact of rapid technological and market change; the impact of price and product competition; international growth and global economic conditions, particularly in emerging markets and including interest rate and currency exchange rate fluctuations; the impact of rationalization in the telecommunications industry; the dependence on new product development; the uncertainties of the Internet; the impact of the credit risks of our customers and the impact of increased provision of customer financing and commitments; stock market volatility; the entrance into an increased number of supply, turnkey, and outsourcing contracts which contain delivery, installation, and performance provisions, which, if not met, could result in the payment of substantial penalties or liquidated damages; the ability to obtain timely, adequate and reasonably priced component parts from suppliers and internal manufacturing capacity; the future success of our strategic alliances; and the adverse resolution of litigation. For additional information with respect to certain of these and other factors, see the reports filed by Nortel Networks Corporation and Nortel Networks Limited with the United States Securities and Exchange Commission. Unless otherwise required by applicable securities laws, Nortel Networks Corporation and Nortel Networks Limited disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

*Nortel Networks, the Nortel Networks logo and the Globemark are trademarks of Nortel Networks.








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



                           NORTEL NETWORKS CORPORATION
             REVISED HISTORICAL CONSOLIDATED RESULTS (UNAUDITED) (1)
                            SUPPLEMENTARY INFORMATION
                           (MILLIONS OF U.S. DOLLARS)

REVENUES FROM CONTINUING OPERATIONS

                                    THREE MONTHS ENDED                 NINE MONTHS ENDED
                                      SEPTEMBER 30,                      SEPTEMBER 30,
                                    ------------------                ------------------
                                      2002     2001       % CHANGE       2002     2001      % CHANGE
                                    -------   -------     --------    --------   -------    --------
By Segments:(2)
    Wireless networks.............. $   940   $ 1,349       (30%)      $ 3,199   $ 4,510      (29%)
    Enterprise networks............     617       729       (15%)        1,928     2,521      (24%)
    Wireline networks..............     482       896       (46%)        1,748     3,526      (50%)
    Optical networks...............     309       579       (47%)        1,121     2,905      (61%)
    Other..........................       7       141       (95%)           44       593      (93%)
                                    -------   -------                  -------   -------
    Total..........................   2,355     3,694                    8,040    14,055
                                    =======   =======                  =======   =======

HISTORICAL INFORMATION (2)

                                                           THREE MONTHS ENDED
                              -------------------------------------------------------------------------------
                               JUNE 30,     MARCH 31,   DECEMBER 31,  SEPTEMBER 30,   JUNE 30,      MARCH 31,
                                2002          2002          2001          2001          2001          2001
                              ---------     ---------   ------------  -------------   --------      ---------
By Segments:
    Wireless networks......... $1,123        $1,136        $1,204        $1,349        $1,616        $1,545
    Enterprise networks.......    636           675           799           729           803           989
    Wireline networks.........    587           679           921           896         1,191         1,439
    Optical networks..........    406           406           465           579           757         1,569
    Other.....................     21            16            67           141           243           209
                               ------        ------        ------        ------        ------        ------
    Total.....................  2,773         2,912         3,456         3,694         4,610         5,751
                               ======        ======        ======        ======        ======        ======


                               YEAR ENDED DECEMBER 31,
                               -----------------------
                                 2001           2000
                               -------        --------
By Segments:
    Wireless networks......... $ 5,714        $ 5,438
    Enterprise networks.......   3,320          3,961
    Wireline networks.........   4,447          7,730
    Optical networks..........   3,370          9,732
    Other.....................     660          1,087
                               -------        -------
    Total.....................  17,511         27,948
                               =======        =======


(1) These unaudited consolidated results are preliminary and are subject to change. Nortel Networks disclaims any intention or obligation to update or revise these preliminary results prior to the filing of its reported results for the three months and nine months ended September 30, 2002.

(2) During the third quarter of 2002, Nortel Networks changed the way it managed its business to streamline and focus more directly on its customers in four key businesses. Consequently, financial information for the Wireline Networks segment and Enterprise Networks segment is reported on the new basis commencing in the three months ended September 30, 2002, and historical comparative financial information is restated for these two segments.